SUPPLEMENT DATED AUGUST 1, 2016

TO THE PROSPECTUS, SUMMARY PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION DESCRIBED BELOW

THE INTEGRITY FUNDS

Integrity Energized Dividend Fund: (Class A) (Ticker: NRGDX); (Class C) (Ticker: NRGUX)

(the “Fund”)

Prospectus dated May 1, 2016 (the “Prospectus”)

Summary Prospectus dated May 4, 2016 (the “Summary Prospectus”)

Statement of Additional Information dated May 1, 2016 (the “SAI”)

A.            Changes to Fund Summary and Summary Prospectus

The (i) Fund Summary included in the Prospectus and (ii) Summary Prospectus for the Fund are revised by:

(a)           under the heading “Principal Risks,” deleting the caption “Sector and Sector Weightings Risk” and the corresponding disclosure in its entirety and replacing it with the following:

“Concentration Risk: To the extent the Fund invests more heavily in particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.  Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or sector and the securities of companies in that industry or sector could react similarly to these or other developments. Since the Fund concentrates in the energy sector, it has more exposure to the price movements of this sector than funds that diversify their investments among many sectors.”

and

(b)         under the heading “Principal Risks,” deleting  the caption “New Fund Risk” and the corresponding disclosure in its entirety and replacing it with the following:

“New Fund Risk:  The Fund was recently formed.  Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy.”

B.	Changes to Prospectus

(a)           The discussion set forth under the heading “Additional Information --Temporary Defensive Positions, Cash Management Investments, and Certain Other Investments” is revised by adding the following:

“In addition to its principal investment strategies described above, the Fund may also invest in various other securities, which may include investments in:

Development stage companies: Development stage companies are companies that have recently commenced operations and do not have significant revenues.

Preferred stocks: Preferred stock is corporate stock that pays set dividends to its holders. Preferred stock has a superior claim on the issuer’s income and assets relative to common stock but a lower claim on assets than corporate bondholders.

Special situations companies: The companies in which the Fund invests may experience special situations. “Special situations” include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin‑off of a division or subsidiary.”

(b)           The discussion set forth under the heading “Additional Information -- Fund Risk Information -- Additional Risks” is revised by deleting (i)  the caption “Emerging Markets Risk” and the corresponding disclosure and (ii) the caption “Foreign Currency Risk” and the corresponding disclosure.

C.	Change to Legend for Summary Prospectus

The last sentence of the legend on the first page of the Summary Prospectus for the Fund is deleted and replaced with the following:

“The Fund’s prospectus and statement of additional information, both dated May 1, 2016, as supplemented on August 1, 2016 (and as they may be further supplemented), are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number, or e-mail address noted above.”

D.	Change to Prospectus and SAI -- Share Class Conversions

As of August 1, 2016, the Fund began offering Class I shares pursuant to a separate prospectus and statement of additional information dated August 1, 2016.  In connection with the offering of Class I shares, the Prospectus and SAI are modified to reflect that Class I shares of the Fund may be converted into Class A or Class C shares of the Fund, and Class A or Class C shares of the Fund may be converted into Class I shares of the Fund, provided that you are eligible to buy the new share class. (However, Class A shares of the Fund may not be converted into Class C shares, and Class C shares may not be converted into Class A shares.) Investors who hold Fund shares through a financial intermediary that does not have an agreement to make certain share classes of the Fund available or that cannot systematically support the conversion may not be eligible to convert their shares. Furthermore, your financial intermediary may have discretion to effect a conversion on your behalf. Consult with your financial intermediary for details. Any contingent deferred sales charge associated with converting the shares will be assessed immediately prior to the conversion into shares of the new share class. The conversion of shares of one class of the Fund for shares of another class of the Fund may or may not be considered a taxable event for federal income tax purposes; please consult your own tax advisor for further information. See the applicable prospectus for share class information. Fees and expenses differ between share classes. You should read the prospectus for the share class for which you are seeking to convert your shares prior to the conversion.  Share class conversions are made upon receipt of a properly completed request form or letter of instruction.  Alternatively, you may request share class conversions by calling Integrity Fund Services, LLC at 800-601-5593.  The conversion right may be changed or discontinued at any time upon 60 days’ notice to shareholders.

***************************************************************************************************

The information set forth in the Prospectus, Summary Prospectus and SAI is superseded, to the extent applicable, by the information contained in this Supplement.

If you have questions or need assistance, please contact your registered representative or financial advisor directly or call the Fund’s Shareholder Services Department at (800) 601-5593.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE